Ohio National Variable Account A
The Ohio National Life Insurance Company
ONcore Premier II
ONcore Xtra II
ONcore Flex II
ONcore Lite III
Supplement dated July 23, 2010
to the Prospectuses dated June 29, 2010
The following supplements and amends the prospectuses dated June 29, 2010:
Available Funds
The Dow® Target Variable Fund LLC, The Dow® Target 10 Portfolios and The Dow® Target 5 Portfolios are not available investment options under the contract. All references to them are hereby deleted.